U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT 1 to

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 3, 2012

PEER REVIEW MEDIATION AND ARBITRATION, INC.

(Exact name of small business issuer as specified in its charter)

Florida	333-154898	65-1126951

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

778 S. Military Trail

Deerfield Beach, Florida 33442

(Address of principal executive offices)

(954) 570-7023

(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

Item 4.01 Changes in Certifying Accountant.

On January 3, 2012, the registrant was informed its independent registered public accounting firm, Ronald R. Chadwick, P.C., that they decline continuation due to partner limitation. Mr. Chadwick resigned due to reaching the 5 year limit as auditor as required by the auditor rotation requirements of the Sarbanes-Oxley Act.  The Board of Directors accepted his resignation .  On January 3, 2012 the Board of Directors engaged Peter Messineo, CPA of Palm Harbor Florida as the registrant’s new independent registered public accounting firm.

During the registrant’s fiscal years ended December 31, 2010 and 2009 and through the date of this Current Report on Form 8-K, the registrant did not consult with Peter Messineo, CPA regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.   For the past two years, the opinions of Ronald R. Chadwick, P.C. did not contain adverse opinions or disclaimers of opinion, and were not qualified or modified as to audit scope or accounting principles, except that the reports contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

The audit report of Ronald R. Chadwick, P.C. on the consolidated financial statements of the registrant as of and for the fiscal years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern..

In connection with the audit of the registrant’s consolidated financial statements for the fiscal years ended December 31, 2010 and 2009 and during each subsequent interim period through the date of this Current Report on Form 8-K, there were (i) no disagreements between the registrant and Ronald R. Chadwick, P.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ronald R. Chadwick, P.C., would have caused Ronald R. Chadwick, P.C. to make reference to the subject matter of the disagreement in their report on the registrant’s financial statements for such year or for any reporting period since the registrant’s last fiscal year end and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

We have authorized Ronald R. Chadwick, P.C. to respond fully to the inquiries of the successor accountant.

The registrant has requested that Ronald R. Chadwick, P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement.  A copy of the letter from Ronald R. Chadwick, P.C. is attached hereto as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 16.1     Letter from Ronald R. Chadwick, P.C.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2012

PEER REVIEW MEDIATION AND ARBITRATION, INC.

By: /s/Willis Hale

          Willis Hale

          Chief Executive Officer